UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

Item 1. Report to Shareholders

New Income Fund	May 31, 2014

The views and opinions in this report were current as of May 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Following the significant selling pressure in fixed income markets in the second half of 2013, bonds rebounded somewhat in the past six months, leaving them with a modest overall gain over our fiscal year ended May 31, 2014. A decline in longer-term Treasury yields late in the period provided a general tailwind to bond prices, but investors were, once again, rewarded for investing in riskier assets, particularly high yield corporate bonds. The fund recorded a gain in this environment, helped by our longstanding underweight in Treasuries and corresponding emphasis on higher-yielding securities. We saw a particular boost from our small but effective allocation to high yield securities, a position we maintain with the support of the careful fundamental research conducted by our analysts. This strategy helped us outperform the Barclays U.S. Aggregate Bond Index in recent months, but we underperformed the benchmark over the full fiscal year, held back by small positions in foreign currencies and our interest rate positioning.

The New Income Fund returned 2.43% over the fiscal year ended May 31, 2014, with a gain of 3.82% in the last six months compensating for losses early in the period. The fund outperformed both its benchmark and its peer group average over the past six months while lagging them over the full fiscal year. (Performance for Advisor Class and R Class shares can vary, reflecting their different fee structures and other factors. Past performance cannot guarantee future results.)

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have risen off record lows but may remain below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some bond sectors (broken out in the Security Diversification exhibit) offer an added degree of protection from rising rates. Floating rate bonds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these bonds have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early. The government has lately taken steps to encourage refinancing, however, which may cause some borrowers to pay off their loans even as rates rise.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

ECONOMY AND INTEREST RATES

The U.S. economy stumbled a bit in the second half of our fiscal year, but most signals indicated that the recovery was continuing and even perhaps gaining momentum as our reporting period came to a close. Encouragingly, the unemployment rate fell sharply, from 7.0% in November to 6.3% in May. As has been the case for several years now, some of the decline was due to discouraged and aging workers leaving the labor force, but substantial payroll gains throughout most of the period also helped. The manufacturing and services sectors continued to expand at a decent clip, although the recovery in the housing sector slowed as higher mortgage rates discouraged refinancing and first-time buyers entered the market at a slower rate than anticipated.

Several economic indicators slumped early in 2014, but many attributed the slowdown to the severe winter weather across much of the country, which dampened retail traffic and delayed construction projects. According to the latest data, the economy expanded at an annualized rate of 2.6% in the fourth quarter of 2013 but then slowed sharply, contracting at a rate of 1.0% in the first quarter—a figure that may yet be revised lower. Better manufacturing and sales data at the start of the second quarter raised hopes of a springtime “thaw,” however, and most observers expected faster growth later in the year.

Indeed, Federal Reserve policymakers were among those who saw more solid underpinnings for the economy in 2014. Citing an improved labor market, the Fed confirmed in December 2013 that it would begin reducing the downward pressure it had applied on long-term interest rates in an effort to stimulate growth. Policymakers announced that they would begin tapering the central bank’s purchases of long-term assets—namely, Treasury bonds and agency mortgage-backed securities (MBS)—thereby reducing demand and allowing yields to rise. The change in policy would be guided by a new chair of the Federal Reserve, Janet Yellen, who was confirmed in early January to replace Ben Bernanke.

Longer-term Treasury yields increased as the change in the path of Fed policy became clear in late 2013, but yields surprised many by reversing course and heading lower in early 2014. The winter slowdown in the U.S. economy was one important factor in the decline. Another driver was a significant weakening in the growth of China and other emerging markets, which appeared for a time to be accompanied by a renewed capital flight from fragile developing economies. While fears of another emerging markets currency crisis soon abated, Russia’s incursion into the Crimea region of Ukraine in early March fostered a further “flight to safety” into Treasuries and other low-risk assets. Meanwhile, short-term yields remained very low, as most investors remained convinced that the Fed would not guide them higher until 2015, at the earliest.

As shown in the Major Index Returns table, higher-risk, higher-yielding bonds performed best over the past six months and the fund’s full fiscal year. Investment-grade corporate bonds performed well over the past six months but lagged the strong 12-month returns of their high yield counterparts, which saw less new issuance. MBS managed a decent gain despite the reduction in Fed purchases, helped in part by limited prepayments due to a muted pace of refinancing and modest supply driven by a deceleration in home loan originations.

PERFORMANCE AND INVESTMENT REVIEW

As previously noted, a primary factor boosting our performance over the past year was our underweight in Treasuries and our overweight in credit-sensitive bonds, such as investment-grade corporate issues. This positioning was especially helpful late in 2013, as rising long-term yields took a particularly large toll on Treasury bond prices, which are typically the most sensitive to interest rate moves. The additional yield offered by credit-sensitive bonds in the portfolio offered a “yield cushion” against these price declines. (See the sidebar on page 2,“What Rising Rates Mean for Bonds,” for further details on how different asset classes respond to rising rates.)

High yield corporate bonds performed particularly well relative to Treasuries, making them the best-performing asset class within the fixed income universe over the past year. Demand for high yield bonds remained robust as investors looked for the few chances to get higher yields in the current environment, but constrained supply was also a factor, as issuance has slowed since last year. Fundamentals were also supportive, as corporate balance sheets have remained in good shape, helping to keep defaults at low levels. Our position in the segment, which is not included in the Barclays benchmark, provided a meaningful boost to performance in the period. Of course, high yield securities expose the portfolio to more risk, so we have kept our allocation limited (6% of the fund, including split-rated bonds, as of May 31, 2014), and we rely heavily on our analysts’ independent research into each issuer’s credit fundamentals.

The work of our analysts also helped us benefit from our selection of securities within sectors. This was a particularly important factor within the investment-grade corporate bond segment, where we saw very strong returns from our holdings of new bonds issued by Verizon Communications. The telecommunications giant issued $49 billion in new debt in September 2013 to fund the acquisition of its wireless unit from a jointly owned venture with a European carrier. To entice investors to assume the risk of its record-setting debt offering, the firm offered substantial price concessions, resulting in intense investor demand and considerable price increases when the bonds began trading in the secondary market. Verizon is committed to reducing its debt and improving its credit rating over the next few years, and we believe the bonds continue to offer decent relative value even after the impressive rally. We also saw good results from our holdings in the debt of DirecTV, which rallied after the company received a takeover bid from AT&T. The offer was particularly welcome because AT&T proposed using mainly equity instead of further debt to finance the purchase. In addition, our overweight position in the banking industry was helpful. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Among other types of bonds, we saw good results from our holdings of so-called private-label MBS—securities not issued by the federal agencies Ginnie Mae, Freddie Mac, and Fannie Mae. Given that new issuance in the private-label market has basically ceased, the supply of these generally higher-yielding securities has contracted, making for a favorable technical backdrop. In contrast, agency MBS have suffered from demand-side worries, as the slow reduction in Fed purchases as part of its tapering program has taken a toll. We have been adding to our overweight in commercial mortgage-backed securities, which have benefited from strengthening demand for office space and a restrained pace of new construction. We have also added to our position in Treasury inflation protected securities (TIPS), which appear undervalued given what we see as some complacency surrounding the potential for higher inflation. Conversely, we have trimmed our small exposure to tax-exempt municipal bonds. We had found munis selectively attractive even for taxable investors given their relatively high yields and credit quality, but valuations have risen as fears about municipal bankruptcies have faded and issuance has remained low.

Another way we have sought to find opportunities for shareholders in this very low-yield environment is through small positions in non-U.S. currencies, where we are able to leverage the insights of our global analysts. Generally, we have been shifting our holdings in developed market currencies, such as the euro, into those of emerging markets, which seem poised to see their currencies appreciate as they grow faster over the long term. This positioning detracted a bit from returns in early 2014, however, as several emerging currencies declined in response to worries about reduced liquidity due to Federal Reserve tapering, the slowdown in China, and other factors. To diversify such risk, we hold emerging markets currencies, such as the Mexican peso, that are less susceptible to slowing Chinese growth and more dependent on exports to developed markets. Mexico is also undertaking encouraging structural reforms, such as opening up its energy market to competition, which should raise its growth potential in the coming years.

Our interest rate positioning, which is typically a secondary factor in our investment strategy, also detracted a bit from returns. As measured by our shorter-than-average duration, we positioned the fund to be somewhat less sensitive to changes in interest rates, which we believed were poised to rise at the start of our fiscal year. While helping initially, this positioning weighed on returns as rates came back down in recent months. More precisely, our interest rate views are expressed by how our holdings are clustered along the yield curve, and such positioning impacts performance (see glossary for further explanation of the yield curve). For example, our preference for maintaining a healthy allocation to long maturities detracted from performance as the yield curve steepened during 2013, even though the duration of the portfolio was shorter than average overall. The opposite has mostly been true during 2014 as the result of a long-end-led rally in rates.

OUTLOOK

Although a recent decline in long-term interest rates has provided some relief for fixed income markets, the current environment remains a difficult one for bond investors. As measured by credit spreads—or the extra yield provided by riskier issues over Treasuries with similar maturities—investors are being compensated relatively little for risk. This not only leaves investors open to price declines if credit fundamentals worsen, but also limits the potential for further price appreciation if the economy continues to heal and fundamentals remain strong, as we expect. Moreover, several years after the shock of the 2008 financial crisis disrupted normal pricing patterns, valuations among segments have resumed their usual relationships. While this is a sign of a healthier fixed income market, it also means that it has become more difficult to find undervalued sectors that are poised to appreciate.

While the interest rate environment is likely to remain another challenge for investors, it should be a manageable one, in our opinion. With the winter slowdown now history, the U.S. economy seems poised for stronger growth in the months ahead. The labor market is finally showing signs of a durable rebound, and consumer spending is likely to pick up now that household finances have improved. Inflation, which has remained at very low levels over the past few years, shows signs of beginning to trend upward. Interest rate increases should be moderated by continued monetary stimulus in Europe and Japan, however, and most signs still suggest that the Fed will wait until the middle of 2015 to guide short-term interest rates higher. Overall, our expectation is for a gradual increase in rates, without the volatility that followed the first hints of a change in Fed policy last summer.

Nevertheless, we are seeking ways of minimizing the effect of any volatility that does arise. As mentioned earlier, we have positioned the portfolio to be somewhat less sensitive to rising interest rates, but T. Rowe Price is also taking steps to ensure that all of our funds function smoothly as Fed policy changes direction—and, potentially, as some of the massive inflows of assets into bonds in recent years reverse course and flow back out. These steps include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, evaluating risk management strategies to determine appropriate actions, and taking other measures to ensure the continuing smooth operation of our portfolios. Managing the portfolio in a risk-conscious manner will remain a hallmark of our approach.

Finally, we continue to believe that the current environment makes it important for U.S. investors to cast a wider net, as we do in the fund. In particular, many overseas markets offer a more hospitable fixed income environment, and we are pleased to work with a large team of analysts in Europe, Asia, and elsewhere in the global hunt for opportunities.

As always, we appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

June 16, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. Credit Baa Bond Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s) and have at least 10 years to final maturity.

Barclays U.S. Mortgage Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 24.9%		
FINANCIAL INSTITUTIONS 9.1%		
Banking 6.5%		
Akbank, 3.875%, 10/24/17 (1)	11,642	11,886
Banco Credito Del Peru, 5.375%, 9/16/20	9,000	9,909
Banco Santander, 4.125%, 11/9/22	3,000	3,060
Banco Santander Chile, 3.875%, 9/20/22 (1)	18,645	18,635
BanColombia, 5.95%, 6/3/21	875	966
Bank of America, 2.00%, 1/11/18	20,195	20,308
Bank of America, 3.30%, 1/11/23	34,750	34,178
Bank of America, 3.875%, 3/22/17 (2)	27,560	29,459
Bank of America, 5.625%, 7/1/20	53,690	61,885
Bank of America, 5.65%, 5/1/18	47,590	54,110
Bank of New York Mellon, VR, 4.50%, 12/29/49	7,025	6,586
Barclays Bank, 2.50%, 2/20/19	22,000	22,344
Barclays Bank, 5.14%, 10/14/20	17,550	19,158
BBVA Bancomer, 4.375%, 4/10/24 (1)	46,270	47,253
BBVA Bancomer, 6.50%, 3/10/21	5,000	5,606
BPCE, 2.50%, 12/10/18	43,490	44,162
BPCE, 5.15%, 7/21/24 (1)	89,649	93,373
Cooperative Centrale Raiffeisen-Boerenl, 4.625%, 12/1/23	32,910	34,699
Credit Agricole, 2.50%, 4/15/19 (1)	33,465	33,772
Credit Suisse, 6.50%, 8/8/23 (1)	45,810	50,910
Goldman Sachs, 2.375%, 1/22/18	43,840	44,569
Goldman Sachs, 2.90%, 7/19/18	39,320	40,589
Goldman Sachs, 3.625%, 1/22/23	42,380	42,415
Goldman Sachs, 5.75%, 1/24/22	41,795	48,281
Goldman Sachs, 6.15%, 4/1/18	16,550	19,041
HSBC Holdings, 4.25%, 3/14/24	26,035	26,783
ICICI Bank Dubai, 4.70%, 2/21/18	500	534

ICICI Bank Dubai, 4.80%, 5/22/19	4,500	4,797
Intesa Sanpaolo, 3.125%, 1/15/16	34,280	35,134
Itau Unibanco, 5.50%, 8/6/22 (1)	5,000	5,175
JPMorgan Chase, 3.375%, 5/1/23	24,180	23,582
JPMorgan Chase, 4.50%, 1/24/22	46,645	50,879
JPMorgan Chase, 6.00%, 1/15/18	27,170	31,197
JPMorgan Chase, VR, 6.75%, 1/29/49	44,195	47,731
Lloyds TSB Bank, 6.50%, 9/14/20 (1)	38,454	45,094
Merrill Lynch, 6.11%, 1/29/37	40,850	47,078
Merrill Lynch, 6.875%, 4/25/18	8,915	10,546
Merrill Lynch, 7.75%, 5/14/38	7,665	10,469
Morgan Stanley, 2.125%, 4/25/18	30,029	30,316
Morgan Stanley, 3.75%, 2/25/23	63,390	64,269
Morgan Stanley, 5.00%, 11/24/25	58,865	62,438
Morgan Stanley, 5.50%, 7/28/21	49,295	56,409
Morgan Stanley, 5.95%, 12/28/17	20,535	23,406
Morgan Stanley, 7.30%, 5/13/19	56,276	68,557
Nordea Bank, 4.875%, 5/13/21 (1)	26,805	28,950
PNC Financial Services, VR, 6.75%, 7/29/49 (2)	23,375	26,063
Santander U.K., 5.00%, 11/7/23 (1)	43,798	47,125
Turkiye Garanti Bankasi, 4.00%, 9/13/17	5,000	5,114
Turkiye Garanti Bankasi, 6.25%, 4/20/21	2,000	2,163
Turkiye Is Bankasi, 7.85%, 12/10/23 (1)	6,000	6,675
U.S. Bancorp, 3.442%, 2/1/16	15,495	16,199
US Bank, VR, 3.778%, 4/29/20	39,290	40,278
		1,614,115
Brokerage 0.1%		
Ameriprise Financial, 7.30%, 6/28/19	13,815	17,146
		17,146

Finance Companies 0.7%		
GATX, 2.50%, 3/15/19	27,645	27,820
GATX, 2.50%, 7/30/19	10,960	11,024
GATX, 3.50%, 7/15/16	7,115	7,487
GATX, 4.85%, 6/1/21	14,960	16,492
GE Capital, 5.30%, 2/11/21	75,175	85,609
GE Capital, 6.875%, 1/10/39	29,420	39,513
		187,945
Insurance 1.5%		
Aetna, 2.20%, 3/15/19	18,925	19,046
Aflac, 3.625%, 6/15/23	32,260	33,090
American International Group, 4.125%, 2/15/24	30,795	32,382
American International Group, 5.85%, 1/16/18	18,785	21,495
Berkshire Hathaway Finance, 4.25%, 1/15/21	16,925	18,716
Berkshire Hathaway Finance, 4.30%, 5/15/43	19,105	18,935
CNA Financial, 3.95%, 5/15/24 (2)	12,385	12,804
CNA Financial, 5.875%, 8/15/20	11,295	13,217
ING U.S., VR, 2.90%, 2/15/18	16,265	16,886
Marsh & McLennan Companies, 3.50%, 6/3/24	22,465	22,459
MetLife, 4.75%, 2/8/21	17,610	19,741
MetLife, STEP, 3.048%, 12/15/22	11,630	11,556
Metropolitan Light International, 5.25%, 1/17/18	4,100	4,202
Provident, 7.00%, 7/15/18	12,183	14,361
Reinsurance Group of America, 4.70%, 9/15/23	26,635	28,551
Reinsurance Group of America, 5.00%, 6/1/21	16,552	18,380
Reinsurance Group of America, 5.625%, 3/15/17	10,270	11,290
Reinsurance Group of America, 6.45%, 11/15/19	5,185	6,124
Unum Group, 4.00%, 3/15/24	36,215	37,450

Unum Group, 5.625%, 9/15/20	11,595	13,369
		374,054
Real Estate Investment Trusts 0.3%		
AMB Property, 4.50%, 8/15/17	11,110	12,042
Equity One, 3.75%, 11/15/22	28,445	28,316
Kilroy Realty, 4.80%, 7/15/18	12,035	13,131
Kilroy Realty, 6.625%, 6/1/20	9,785	11,629
WEA Finance, 3.375%, 10/3/22 (1)	8,080	8,329
		73,447
Total Financial Institutions		2,266,707
INDUSTRIAL 12.9%		
Basic Industry 0.5%		
Braskem Finance, 5.375%, 5/2/22	2,205	2,268
Braskem Finance, 6.45%, 2/3/24	6,355	6,752
Fresnillo, 5.50%, 11/13/23 (1)	5,000	5,312
International Paper, 4.75%, 2/15/22 (2)	19,540	21,601
LyondellBasell, 5.00%, 4/15/19	52,120	58,838
Rio Tinto Finance USA, 2.875%, 8/21/22 (2)	3,665	3,563
Rio Tinto Finance USA, 3.50%, 3/22/22	3,670	3,752
Samarco Mineracao, 4.125%, 11/1/22	3,000	2,858
Southern Copper, 6.75%, 4/16/40	5,000	5,474
Vale Overseas, 4.375%, 1/11/22 (2)	11,080	11,425
		121,843
Capital Goods 0.7%		
Holcim, 6.00%, 12/30/19 (1)	10,952	12,655
Mohawk Industries, 3.85%, 2/1/23	21,749	21,951
Odebrecht Finance, 5.125%, 6/26/22 (1)(2)	18,350	19,474
Odebrecht Finance, 7.125%, 6/26/42	8,000	8,680

Odebrecht Offshore Drilling Finance, 6.75%, 10/1/22 (1)	4,801	5,149
Republic Services, 3.55%, 6/1/22	22,655	23,366
Textron, 4.30%, 3/1/24	16,595	17,246
Valmont Industries, 6.625%, 4/20/20	12,675	15,097
Votorantim Cimentos, 7.25%, 4/5/41 (1)	18,325	19,516
Waste Management, 2.90%, 9/15/22	25,420	24,899
		168,033
Communications 4.7%		
American Tower, 7.25%, 5/15/19	26,482	32,001
Bharti Airtel International, 5.125%, 3/11/23	10,000	10,409
Bharti Airtel International, 5.35%, 5/20/24 (1)	3,625	3,833
CC Holdings, 3.849%, 4/15/23	67,355	67,835
Comcast, 3.125%, 7/15/22	13,355	13,567
Comcast, 6.95%, 8/15/37	28,710	38,548
Cox Communications, 3.25%, 12/15/22 (1)	16,365	15,967
Cox Communications, 8.375%, 3/1/39 (1)	10,075	14,149
Crown Castle Towers, 4.883%, 8/15/40 (1)	4,075	4,528
Crown Castle Towers, 6.113%, 1/15/40 (1)	20,836	24,430
DirectTV, 3.80%, 3/15/22	8,530	8,818
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	34,275	34,099
GTP Acquisition Partners, 2.364%, 5/15/43 (1)	22,230	21,652
GTP Acquisition Partners, 4.347%, 6/15/41 (1)	6,799	7,049
Interpublic Group of Companies, 3.75%, 2/15/23	11,540	11,562
Interpublic Group of Companies, 4.00%, 3/15/22	10,585	10,911
NBC Universal, 2.875%, 1/15/23	56,710	56,161
NBC Universal, 5.15%, 4/30/20	51,970	59,860
News America, 3.00%, 9/15/22	1,145	1,128
News America, 6.15%, 2/15/41	1,201	1,468
News America, 6.40%, 12/15/35	37,286	46,489
PCCW-HKT Capital No 5, 3.75%, 3/8/23	6,000	5,814

Qwest, 7.50%, 10/1/14	3,880	3,963
SBA Tower Trust, 2.933%, 12/15/42 (1)	4,705	4,778
SBA Tower Trust, 3.598%, 4/15/43 (1)	21,070	20,996
SES, 3.60%, 4/4/23 (1)	16,395	16,435
Sirius XM Radio, 5.25%, 8/15/22 (1)	43,615	47,104
Telecom Italia Capital, 5.25%, 10/1/15	9,317	9,763
Telecom Italia Capital, 6.175%, 6/18/14	17,724	17,758
Telefonica Emisiones, 3.192%, 4/27/18	34,925	36,412
Time Warner Cable, 6.55%, 5/1/37	29,967	37,330
Time Warner Cable, 8.75%, 2/14/19	55,000	70,899
Travel Channel, 3.55%, 1/15/15 (1)	15,590	15,865
Verizon Communications, 4.50%, 9/15/20	36,720	40,561
Verizon Communications, 5.05%, 3/15/34 (2)	39,760	42,364
Verizon Communications, 5.15%, 9/15/23	69,455	78,095
Verizon Communications, 6.40%, 9/15/33	144,465	177,796
Virgin Media Secured Finance, 5.25%, 1/15/21	10,328	10,625
WPP Finance 2010, 3.625%, 9/7/22	11,190	11,303
WPP Finance 2010, 4.75%, 11/21/21	33,984	37,378
		1,169,703
Consumer Cyclical 1.5%		
Bestgain Real Estate, 2.625%, 3/13/18	5,000	4,786
Daimler Finance North America, 1.875%, 1/11/18 (1)	17,760	17,919
Delphi, 4.15%, 3/15/24	38,860	40,498
Ford Motor Credit, 5.75%, 2/1/21	98,290	113,827
Hyatt Hotels, 3.875%, 8/15/16	22,375	23,658
Hyundai Capital America, 1.875%, 8/9/16 (1)	9,550	9,709
Hyundai Capital America, 2.55%, 2/6/19 (1)	30,155	30,575
Hyundai Capital America, 2.875%, 8/9/18 (1)	16,875	17,461
O'Reilly Automotive, 4.875%, 1/14/21	30,301	33,335
QVC, 3.125%, 4/1/19 (1)	36,385	36,719

QVC, 4.375%, 3/15/23	38,980	39,523
RCI Banque, 4.60%, 4/12/16 (1)(2)	15,150	16,076
		384,086
Consumer Non-Cyclical 2.0%		
Altria Group, 4.75%, 5/5/21	22,920	25,359
Avon Products, 4.60%, 3/15/20	26,901	27,699
Avon Products, 5.00%, 3/15/23 (2)	27,777	28,044
Baxter International, 3.20%, 6/15/23	19,480	19,369
Bunge Limited Finance, 3.20%, 6/15/17	22,715	23,746
Catholic Health Initiatives, 2.95%, 11/1/22	17,520	16,943
Celgene Corporation, 5.25%, 8/15/43	19,135	20,912
Coca-Cola Company, 1.65%, 11/1/18 (2)	54,920	55,202
Coca-Cola FEMSA, 4.625%, 2/15/20	15,770	17,513
Conagra Foods, 3.20%, 1/25/23 (2)	30,145	29,402
Delhaize Group, 6.50%, 6/15/17	16,500	18,710
Imperial Tobacco Finance, 3.50%, 2/11/23 (1)	26,520	26,180
Kaiser Permanente, 3.50%, 4/1/22	14,680	14,786
Kroger, 3.30%, 1/15/21	20,845	21,326
Kroger, 4.00%, 2/1/24	21,380	22,225
Life Technologies, 3.50%, 1/15/16	14,446	15,055
Newell Rubbermaid, 2.05%, 12/1/17	8,990	9,109
Novant Health, 5.85%, 11/1/19	8,305	9,691
Perrigo, 2.30%, 11/8/18 (1)(2)	10,855	10,901
Reynolds American, 3.25%, 11/1/22	15,245	14,717
Thermo Fisher Scientific, 1.85%, 1/15/18	2,050	2,066
Thermo Fisher Scientific, 2.40%, 2/1/19	7,495	7,625
Thermo Fisher Scientific, 4.15%, 2/1/24	28,175	29,632
Tyson Foods, 4.50%, 6/15/22	17,295	18,203

Wrigley, 2.40%, 10/21/18 (1)	23,550	23,974
		508,389
Energy 1.3%		
Anadarko Petroleum, 6.375%, 9/15/17	20,380	23,528
Continental Resources, 5.00%, 9/15/22	34,314	37,180
EQT, 4.875%, 11/15/21	24,880	26,998
EQT, 8.125%, 6/1/19	25,141	31,022
Lukoil International Finance, 7.25%, 11/5/19	5,000	5,656
Murphy Oil, 4.00%, 6/1/22	33,810	34,195
Nabors Industries, 2.35%, 9/15/16 (1)	4,485	4,588
Nabors Industries, 4.625%, 9/15/21	16,570	17,832
Noble Energy, 4.15%, 12/15/21	17,950	19,303
Noble Energy, 6.00%, 3/1/41	20,050	24,187
Odebrecht Offshore Drilling Finance, 6.75%, 10/1/22	4,865	5,217
Petrohawk Energy, 7.25%, 8/15/18	10,605	11,122
Phillips 66, 4.30%, 4/1/22	17,135	18,587
Pioneer Natural Resources, 3.95%, 7/15/22	17,615	18,407
PTTEP Canada International Finance, 5.692%, 4/5/21	2,000	2,229
Reliance Holdings USA, 4.50%, 10/19/20	2,000	2,098
Reliance Holdings USA, 5.40%, 2/14/22	3,000	3,246
Rowan Companies, 4.875%, 6/1/22	9,570	10,285
Rowan Companies, 5.00%, 9/1/17	13,655	14,885
Rowan Companies, 7.875%, 8/1/19	5,480	6,754
		317,319
Industrial Other 0.1%		
Hongkong Land Finance, 4.50%, 6/1/22	5,000	5,308
Sun Hung Kai Property, 3.625%, 1/16/23	1,500	1,479
Sun Hung Kai Property, 4.50%, 2/14/22	28,500	30,067
		36,854

Technology 0.8%		
Affiliated Computer Services, 5.20%, 6/1/15	9,607	10,034
Apple, 2.40%, 5/3/23	69,490	66,075
Avnet Electronic, 4.875%, 12/1/22	30,675	32,721
Fiserv, 3.125%, 6/15/16	6,340	6,622
Fiserv, 3.50%, 10/1/22	15,980	16,010
Tencent Holdings, 3.375%, 5/2/19 (1)	33,395	34,267
Tencent Holdings, 4.625%, 12/12/16	4,000	4,314
Verisk Analytics, 5.80%, 5/1/21	9,876	11,166
Xerox, 6.35%, 5/15/18	6,565	7,638
		188,847
Transportation 1.3%		
American Airlines, 4.00%, 1/15/27 (1)	12,983	13,178
American Airlines, 4.95%, 7/15/24 (1)	33,285	35,906
Burlington Northern Santa Fe, 5.05%, 3/1/41	11,325	12,317
Burlington Northern Santa Fe, 5.15%, 9/1/43	42,160	46,706
Continental Airlines, 4.15%, 10/11/25	18,759	19,486
Continental Airlines, 4.75%, 7/12/22	4,027	4,349
Continental Airlines, 7.25%, 5/10/21	2,598	3,053
Delta Air Lines, 5.30%, 10/15/20	2,440	2,696
Delta Air Lines, 7.75%, 6/17/21	2,715	3,184
Delta Air Lines, ETC, 4.95%, 5/23/19	3,274	3,577
ERAC USA Finance, 5.25%, 10/1/20 (1)	14,875	17,002
Heathrow Funding, 4.875%, 7/15/23 (1)	26,915	29,869
Kansas City Southern Railway, VR, 4.55%, 5/15/43 (1)	38,960	37,144
Mersin Ulus Liman, 5.875%, 8/12/20	4,000	4,265
Southwest Airlines, 5.125%, 3/1/17	13,940	15,281
Union Pacific, 4.75%, 9/15/41	17,390	18,981
United Airlines Pass-Through Trust, ETC, 4.30%, 2/15/27	22,915	23,832
US Airways, 3.95%, 5/15/27	23,180	23,528

US Airways, 4.625%, 12/3/26	18,451	19,512
		333,866
Total Industrial		3,228,940
UTILITY 2.9%		
Electric 1.0%		
Constellation Energy, 5.15%, 12/1/20	21,425	24,166
Exelon Generation, 6.25%, 10/1/39	10,685	12,498
FirstEnergy, 2.75%, 3/15/18	16,295	16,483
FirstEnergy, 4.25%, 3/15/23	21,670	21,398
FirstEnergy, 7.375%, 11/15/31	14,725	17,313
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	12,535	12,658
Iberdrola Finance Ireland, 3.80%, 9/11/14 (1)(2)	28,045	28,270
Origin Energy Finance, 3.50%, 10/9/18 (1)	24,640	25,382
Pennsylvania Electric, 6.15%, 10/1/38	7,710	8,992
PPL Capital Funding, 3.40%, 6/1/23	21,665	21,726
PPL Capital Funding, 3.50%, 12/1/22	20,906	21,255
PPL WEM Holdings, 3.90%, 5/1/16 (1)	26,580	27,932
		238,073
Natural Gas 1.9%		
Boardwalk Pipelines, 5.75%, 9/15/19	3,554	3,924
Colorado Interstate Gas, 5.95%, 3/15/15	1,025	1,064
DCP Midstream Operating, 2.50%, 12/1/17	21,205	21,801
DCP Midstream Operating, 2.70%, 4/1/19	2,325	2,356
DCP Midstream Operating, 3.25%, 10/1/15	7,390	7,628
DCP Midstream Operating, 3.875%, 3/15/23	15,240	15,411
Delek & Avner - Yam Tethys, 5.082%, 12/30/23 (1)	6,695	6,819
Energy Transfer Partners, 3.60%, 2/1/23	86,200	85,103
Energy Transfer Partners, 5.20%, 2/1/22	24,145	26,755

ENN Energy Holdings, 6.00%, 5/13/21	5,000	5,563
Enogex, 6.25%, 3/15/20 (1)	5,360	5,936
Enterprise Products Operations, 4.85%, 3/15/44 (2)	22,600	23,494
Enterprise Products Operations, 5.95%, 2/1/41	21,927	26,316
Enterprise Products Operations, 7.55%, 4/15/38	9,345	13,032
NiSource Finance, 5.25%, 2/15/43 (2)	19,210	20,598
NiSource Finance, 5.95%, 6/15/41	14,965	17,369
NiSource Finance, 6.25%, 12/15/40	6,075	7,322
Plains All American Pipeline, 2.85%, 1/31/23	17,515	16,894
Plains All American Pipeline, 5.75%, 1/15/20	10,150	11,845
Sempra Energy, 6.50%, 6/1/16	8,270	9,178
Southwest Gas, 3.875%, 4/1/22	6,635	7,002
Spectra Energy Capital, 3.30%, 3/15/23	33,195	31,741
Western Gas Partners, 4.00%, 7/1/22	46,999	48,762
Williams Companies, 3.70%, 1/15/23	23,360	22,016
Williams Partners, 3.35%, 8/15/22	19,325	19,101
Williams Partners, 4.125%, 11/15/20	10,030	10,767
Williams Partners, 6.30%, 4/15/40	12,940	15,399
		483,196
Total Utility		721,269
Total Corporate Bonds (Cost $5,932,008)		6,216,916

ASSET-BACKED SECURITIES 6.8%

Car Loan 3.0%

Ally Auto Receivables Trust Series 2010-2, Class B 3.02%, 8/17/15 (1)	14,647	14,663
Ally Auto Receivables Trust Series 2012-A, Class C 2.40%, 11/15/17 (1)	14,790	15,015

Ally Auto Receivables Trust Series 2012-A, Class D 3.15%, 10/15/18 (1)	12,254	12,589
Ally Auto Receivables Trust Series 2013-2, Class A3 0.79%, 1/15/18	18,030	18,078
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	20,725	20,779
AmeriCredit Automobile Receivables Trust Series 2011-1, Class C 2.85%, 8/8/16	8,750	8,830
AmeriCredit Automobile Receivables Trust Series 2012-1, Class C 2.67%, 1/8/18	1,710	1,745
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	4,930	5,007
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	8,157	8,248
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (1)	42,995	42,938
Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (1)	28,030	29,081
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (1)	56,315	56,878
Capital Auto Receivables Asset Trust Series 2013-1, Class B 1.29%, 4/20/18	2,380	2,386
Capital Auto Receivables Asset Trust Series 2013-1, Class C 1.74%, 10/22/18	2,575	2,582
Capital Auto Receivables Asset Trust Series 2013-3, Class A3 1.31%, 12/20/17	22,750	22,943

Capital Auto Receivables Asset Trust Series 2013-4, Class A3 1.09%, 3/20/18	26,950	27,005
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	5,145	5,261
Capital Auto Receivables Asset Trust Series 2014-2, Class B 2.03%, 12/20/18	7,865	7,910
Capital Auto Receivables Asset Trust Series 2014-2, Class C 2.41%, 5/20/19	6,875	6,919
CarMax Auto Owner Trust Series 2010-2, Class B 3.96%, 6/15/16	19,755	19,839
CarMax Auto Owner Trust Series 2013-3, Class A3 0.97%, 4/16/18	21,850	21,980
Enterprise Fleet Financing Series 2013-2, Class A2 1.06%, 3/20/19 (1)	24,860	24,940
Enterprise Fleet Financing Series 2014-1, Class A2 0.87%, 9/20/19 (1)	24,145	24,153
Exeter Auto Receivables Trust Series 2014-2A, Class A 1.06%, 8/15/18 (1)	10,925	10,925
Ford Credit Auto Lease Trust Series 2012-B, Class B 1.10%, 12/15/15 (1)	4,875	4,896
Ford Credit Auto Lease Trust Series 2012-B, Class C 1.50%, 3/15/17 (1)	7,145	7,187
Ford Credit Auto Lease Trust Series 2013-A, Class B 1.01%, 5/15/16	12,110	12,157
Ford Credit Auto Lease Trust Series 2013-A, Class C 1.28%, 6/15/16	9,065	9,098

Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	5,550	5,561
Ford Credit Auto Owner Trust Series 2012-D, Class D 1.97%, 5/15/19	5,095	5,168
Ford Credit Auto Owner Trust Series 2013-C, Class A4 1.25%, 10/15/18	4,005	4,041
Ford Credit Auto Owner Trust Series 2013-D, Class A4 1.11%, 2/15/19	8,210	8,235
Ford Credit Auto Owner Trust Series 2014-REV1, Class A 2.26%, 11/15/25 (1)	21,485	21,741
Ford Credit Floorplan Master Owner Series 2012-2, Class A 1.92%, 1/15/19	13,925	14,226
Ford Credit Floorplan Master Owner Series 2013-1, Class C 1.37%, 1/15/18	17,080	17,181
Ford Credit Floorplan Master Owner Series 2013-1, Class D 1.82%, 1/15/18	6,045	6,093
Huntington Auto Trust Series 2011-1A, Class B 1.84%, 1/17/17 (1)	2,680	2,719
Huntington Auto Trust Series 2011-1A, Class C 2.53%, 3/15/17 (1)	11,050	11,278
Hyundai Auto Lease Securities Trust Series 2012-A, Class A4 1.05%, 4/17/17 (1)	10,975	11,007
Hyundai Auto Lease Securities Trust Series 2013-B, Class A2 0.75%, 3/15/16 (1)	31,866	31,928
Mercedes-Benz Auto Lease Trust Series 2013-B, Class A4 0.76%, 7/15/19	14,745	14,786

Motor Series 2012-A, Class A1C 1.286%, 2/25/20 (1)	4,848	4,852
Nissan Auto Lease Trust Series 2013-B, Class A3 0.75%, 6/15/16	9,805	9,831
Nissan Auto Receivables Owner Trust Series 2013-B, Class A3 0.84%, 11/15/17	17,980	18,069
Smart Trust Australia Series 2011-2USA, Class A4A 2.31%, 4/14/17 (1)	9,827	9,938
Smart Trust Australia Series 2012-4US, Class A4A 1.25%, 8/14/18	9,505	9,530
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	6,660	6,648
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	21,020	20,999
Smart Trust Australia Series 2014-1US, Class A4A 1.68%, 12/14/19	23,895	23,907
Volkswagen Auto Lease Trust Series 2012-A, Class A4 1.06%, 5/22/17	21,705	21,760
Wheels SPV Series 2012-1, Class A3 1.53%, 3/20/21 (1)	8,420	8,501
Wheels SPV Series 2014-1A, Class A3 1.46%, 3/20/23 (1)	8,760	8,757
		740,788

Collateralized Mortgage Obligations 0.1%

Invitation Homes Trust Series 2013-SFR1, Class A, CMO, VR 1.40%, 12/17/30 (1)	9,040	9,085

Invitation Homes Trust Series 2014-SFR1, Class A, CMO, VR 1.151%, 6/17/31 (1)	25,265	25,265
		34,350
Credit Card 1.6%		
American Express Credit Account Master Trust Series 2012-5, Class C 1.07%, 5/15/18 (1)	7,450	7,492
American Express Credit Account Master Trust Series 2013-1, Class A, VR 0.571%, 2/16/21	38,780	38,888
American Express Credit Account Master Trust Series 2014-1, Class A, VR 0.521%, 12/15/21	35,355	35,357
Cabela's Credit Card Master Trust Series 2011-2A, Class A1 2.39%, 6/17/19 (1)	23,820	24,521
Cabela's Credit Card Master Trust Series 2012-2A, Class A1 1.45%, 6/15/20 (1)	43,140	43,479
Chase Issuance Trust Series 2013-A8, Class A8 1.01%, 10/15/18	26,580	26,677
Chase Issuance Trust Series 2014-A5, Class A5, VR 0.521%, 4/15/21	36,000	36,015
Citibank Credit Card Issuance Trust Series 2013-A2, Class A2, VR 0.43%, 5/26/20	37,260	37,262
GE Capital Credit Card Master Note Trust Series 2009-4, Class C 7.82%, 11/15/17 (1)	6,595	6,806
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	38,530	38,684
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	61,483	61,288

Nordstrom Private Label Credit Card Master Trust Series 2011-1A, Class A 2.28%, 11/15/19 (1)	37,910	38,860
		395,329
Other Asset-Backed Securities 1.7%		
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	26,935	26,908
CIT Equipment Collateral Trust Series 2012-VT1, Class A3 1.10%, 8/22/16 (1)	4,068	4,074
CKE Restaurants Holdings Series 2013-1A, Class A2 4.474%, 3/20/43 (1)	63,798	65,626
CNH Equipment Trust Series 2010-B, Class B 3.12%, 2/15/17	9,690	9,701
CNH Equipment Trust Series 2010-C, Class A4 1.75%, 5/16/16	17,729	17,829
CNH Equipment Trust Series 2013-C, Class A3 1.02%, 8/15/18	12,220	12,294
CNH Equipment Trust Series 2013-D, Class A3 0.77%, 10/15/18	21,635	21,664
CNH Wholesale Master Note Trust Series 2013-2A, Class A, VR 0.751%, 8/15/19 (1)	27,055	27,151
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (1)	24,253	24,418
Fosse Master Issuer Series 2011-1A, Class A5, CMO, VR 1.728%, 10/18/54 (1)	2,825	2,874
GE Dealer Floorplan Master Note Trust Series 2011-1, Class A, VR 0.749%, 7/20/16	18,400	18,410

GE Equipment Small Ticket Series 2013-1A, Class A3 1.02%, 2/24/17 (1)	14,315	14,414
GreatAmerica Leasing Receivables Series 2014-1, Class A4 1.47%, 8/15/20 (1)	13,470	13,463
Holmes Master Issuer Series 2012-1A, Class A2, CMO, VR 1.876%, 10/15/54 (1)	19,992	20,185
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 2.426%, 10/15/54 (1)	18,180	18,924
Kubota Credit Owner Trust Series 2014-1A, Class A3 1.16%, 5/15/18 (1)	40,125	40,200
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	8,409	8,511
Sierra Receivables Funding Series 2013-1A, Class A 1.59%, 11/20/29 (1)	11,901	11,959
Sierra Receivables Funding Series 2013-2A, Class A 2.28%, 11/20/25 (1)	20,624	20,910
Sierra Receivables Funding Series 2013-3A, Class A 2.20%, 10/20/30 (1)	17,579	17,712
Sierra Receivables Funding Series 2014-1A, Class A 2.07%, 3/20/30 (1)	34,085	34,214
		431,441
Stranded Utility 0.1%		
Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	15,565	15,925
		15,925

Whole Business 0.3%		
Domino's Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	60,603	65,481
		65,481
Total Asset-Backed Securities (Cost $1,668,781)		1,683,314
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 8.0%		
Collateralized Mortgage Obligations 1.3%		
Adjustable Rate Mortgage Trust Series 2005-8, Class 7A31, CMO, ARM 0.39%, 11/25/35	2,295	2,266
Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.449%, 2/20/35	3,166	3,077
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 0.268%, 2/25/34	806	808
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 2.636%, 5/25/34	538	542
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 2.746%, 9/25/34	667	667
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 2.745%, 10/25/34	303	303
Bank of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 2.63%, 3/25/35	13,310	12,297
Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 2.806%, 11/25/35	1,179	1,115
Bear Stearns Alt-A Trust Series 2006-1, Class 11A1, CMO, ARM 0.63%, 2/25/36	16,640	13,660

Countrywide Alternative Loan Trust Series 2004-33, Class 3A1, CMO, ARM 2.427%, 12/25/34	8,987	8,616
Countrywide Alternative Loan Trust Series 2004-33, Class 4A1, CMO, ARM 2.559%, 12/25/34	21,693	20,924
Countrywide Home Loans Series 2005-7, Class 2A1, CMO, ARM 0.77%, 3/25/35	8,683	7,731
Credit Suisse Mortgage Capital Certificates Series 2010-1R, Class 42A1, CMO 5.00%, 10/27/36 (1)	967	1,002
Deutsche Alt-A Securities Series 2005-2, Class 1A1, CMO, ARM 0.55%, 4/25/35	7,048	6,315
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 0.991%, 9/19/44	11,378	10,908
DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.511%, 1/19/45	5,174	4,538
GMAC Mortgage Corporation Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 5.061%, 6/19/35	3,032	3,035
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1, CMO, ARM 2.124%, 3/25/36	12,931	10,067
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.371%, 5/19/35	7,248	6,409
Harborview Mortgage Loan Trust Series 2005-3, Class 2A1A, CMO, ARM 0.391%, 6/19/35	17,548	15,699
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.361%, 11/19/36	41,708	31,179
HomeBanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.42%, 10/25/35	13,610	12,194

HomeBanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.48%, 10/25/35	12,317	11,083
IndyMac Index Mortgage Loan Trust Series 2005-AR18, Class 2A1B, CMO, ARM 0.93%, 10/25/36	21,691	17,306
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO, ARM 0.34%, 6/25/37	5,684	5,372
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.45%, 10/25/35	25,693	19,764
Merrill Lynch Mortgage Investors Series 2005-A9, Class 2A1C, CMO, ARM 2.57%, 12/25/35	12,366	11,957
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO, ARM 3.75%, 2/25/40	349	343
Sequoia Mortgage Trust Series 2013-6, Class A1, CMO, ARM 2.50%, 5/25/43	31,190	28,412
Sequoia Mortgage Trust Series 2013-7, Class A2, CMO, ARM 3.00%, 6/25/43	14,810	14,320
SunTrust Adjustable Rate Mortgage Loan Series 2007-2, Class 5A1, CMO, ARM 5.584%, 4/25/37	19,557	18,045
WaMu Mortgage PTC Series 2005-AR11, Class A1C3, CMO, ARM 0.66%, 8/25/45	13,808	12,228
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 2.539%, 9/25/35	1,799	1,806
WaMu Mortgage PTC Series 2005-AR13, Class A1A1, CMO, ARM 0.44%, 10/25/45	2,380	2,229
Wells Fargo Mortgage-Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 2.514%, 1/25/34	706	708

Wells Fargo Mortgage-Backed Securities Trust Series 2006-2, Class 2A1, CMO, ARM 0.85%, 3/25/36	9,754	7,912
		324,837
Commercial Mortgage-Backed Securities 6.3%		
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	596	597
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 5.851%, 7/10/44	51,595	54,696
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	40,432	43,444
Banc of America Commercial Mortgage Series 2007-4, Class A4, ARM 5.755%, 2/10/51	32,586	36,412
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 5.822%, 2/10/51	17,789	19,956
Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	37,778	41,055
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, ARM 5.711%, 9/11/38	11,445	12,375
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4 5.54%, 9/11/41	23,510	25,409
Bear Stearns Commercial Mortgage Securities Series 2007-PW17, Class A4, ARM 5.694%, 6/11/50	19,060	21,280
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class AS 4.026%, 5/10/47	21,178	21,811
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	53,392	56,568

Cobalt Commercial Mortgage Trust Series 2007-C3, Class AM, ARM 5.963%, 5/15/46	15,647	17,277
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.013%, 12/10/49	11,435	12,663
Commercial Mortgage PTC Series 2006-C7, Class AM, ARM 5.777%, 6/10/46	14,545	15,697
Commercial Mortgage PTC Series 2007-C9, Class A4, ARM 5.795%, 12/10/49	48,745	54,687
Commercial Mortgage PTC Series 2012-LC4, Class A2 2.256%, 12/10/44	10,230	10,475
Commercial Mortgage PTC Series 2013-CR13, Class C, ARM 4.757%, 10/10/46	17,920	18,750
Commercial Mortgage PTC Series 2014-CR15, Class C, ARM 4.769%, 2/10/47	9,879	10,363
Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.01%, 2/13/32 (1)	17,040	17,046
Credit Suisse Mortgage Capital Certificates Series 2008-C1, Class A3, ARM 5.976%, 2/15/41	16,740	18,833
Credit Suisse Mortgage Capital Certificates Series 2014-ICE, Class A, ARM 1.10%, 4/20/27 (1)	9,430	9,430
GE Capital Commercial Mortgage Series 2005-C4, Class A4, ARM 5.311%, 11/10/45	32,905	34,565
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	24,820	26,043
Goldman Sachs Mortgage Securities II Series 2006-GG6, Class A4, ARM 5.553%, 4/10/38	14,510	15,391

Goldman Sachs Mortgage Securities II Series 2012-GCJ9, Class A3 2.773%, 11/10/45	22,120	21,621
Goldman Sachs Mortgage Securities II Series 2014-GC20, Class B, ARM 4.529%, 4/10/47	17,585	18,520
Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	53	53
Greenwich Capital Commercial Funding Series 2006-GG7, Class A4, ARM 5.82%, 7/10/38	9,079	9,802
Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	26,743	28,776
Greenwich Capital Commercial Funding Series 2007-GG9, Class AMFX 5.475%, 3/10/39	40,875	43,807
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, ARM 4.824%, 10/15/42	1,478	1,492
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4, ARM 5.481%, 12/12/44	18,724	19,729
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP7, Class A4, ARM 5.863%, 4/15/45	37,035	39,975
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP8, Class AJ, ARM 5.48%, 5/15/45	8,420	8,991
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	49,108	53,445
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class A4, ARM 5.703%, 2/12/49	44,234	48,981
JPMorgan Chase Commercial Mortgage Securities Series 2007-CB19, Class AM, ARM 5.703%, 2/12/49	69,897	76,057

JPMorgan Chase Commercial Mortgage Securities Series 2007-LD11, Class AM, ARM 5.804%, 6/15/49	30,630	32,510
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	18,021	20,042
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class AM, ARM 6.006%, 2/15/51	25,535	28,473
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	30,165	29,715
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	17,290	17,018
JPMorgan Chase Commercial Mortgage Securities Series 2014-C19, Class AS, ARM 4.243%, 4/15/47	12,795	13,492
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4, ARM 5.835%, 6/15/38	5,172	5,605
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38	15,079	16,479
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4 5.424%, 2/15/40	7,276	7,972
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM, ARM 5.493%, 2/15/40	21,950	23,536
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AM, ARM 6.114%, 7/15/40	15,725	17,501
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class AM, ARM 6.15%, 4/15/41	10,769	12,331
Merrill Lynch Mortgage Trust Series 2006-C2, Class AM, ARM 5.782%, 8/12/43	18,135	19,749

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15, Class B, ARM 4.565%, 4/15/47	11,345	12,012
Morgan Stanley Capital I Series 2006-HQ10, Class A4 5.328%, 11/12/41	15,112	16,371
Morgan Stanley Capital I Series 2007-HQ11, Class A4, ARM 5.447%, 2/12/44	12,525	13,739
Morgan Stanley Capital I Series 2007-IQ14, Class A4, ARM 5.692%, 4/15/49	50,110	55,317
Morgan Stanley Capital I Series 2007-IQ14, Class AM, ARM 5.685%, 4/15/49	36,145	38,554
Morgan Stanley Capital I Series 2007-IQ14, Class AMFX, ARM 5.685%, 4/15/49	21,955	23,349
Morgan Stanley Capital I Series 2007-IQ15, Class A4, ARM 5.909%, 6/11/49	42,344	47,050
Morgan Stanley Capital I Series 2008-T29, Class A4, ARM 6.277%, 1/11/43	21,846	25,181
Morgan Stanley Capital I Series 2012-C4, Class A2 2.111%, 3/15/45	26,810	27,361
Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A4, ARM 5.418%, 1/15/45	5,200	5,489
Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class A3, ARM 5.558%, 3/15/45	37,220	39,671
WFRBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	28,430	27,957
WFRBS Commercial Mortgage Trust Series 2014-C19, Class B, ARM 4.723%, 3/15/47	7,510	8,035

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 26.7%

U.S. Government Agency Obligations 21.6% (3)

Federal Home Loan Mortgage		
1.426%, 8/25/17	12,530	12,661
1.875%, 4/25/22	20,152	20,075
2.50%, 5/1/28 - 7/1/43	107,030	108,620
3.00%, 12/1/42 - 6/1/43	249,197	246,654
3.50%, 10/1/42 - 11/1/42	169,535	174,547
4.00%, 10/1/40 - 12/1/41	58,302	61,748
4.50%, 11/1/18 - 10/1/40	78,433	84,855
5.00%, 4/1/18 - 8/1/40	61,384	67,996
5.50%, 3/1/18 - 12/1/39	35,522	39,424
6.00%, 4/1/16 - 8/1/38	13,496	15,048
6.50%, 5/1/17 - 9/1/39	8,189	9,237
7.00%, 8/1/19 - 6/1/32	295	325
7.50%, 6/1/15 - 6/1/24	38	40
Federal Home Loan Mortgage, ARM		
2.348%, 1/1/36	126	127
2.388%, 3/1/36	987	1,049
2.419%, 2/1/37	1,684	1,793
2.426%, 1/1/37	614	655
2.475%, 7/1/35	640	671
2.525%, 11/1/35	406	433
2.91%, 9/1/32	31	31
5.859%, 12/1/36	317	337
5.912%, 10/1/36	1,064	1,139
6.128%, 11/1/36	451	485
6.143%, 10/1/36	1,103	1,185
6.319%, 8/1/36	453	483

Federal Home Loan Mortgage, CMO, IO, 4.50%, 4/15/18	18	—
Federal Home Loan Mortgage, CMO, PO, Zero Coupon, 8/1/28	53	49
Federal Home Loan Mortgage, TBA		
4.00%, 1/1/41	55,890	59,112
4.50%, 1/1/36	9,160	9,901
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 1/1/43	178,370	180,617
3.00%, 2/1/27 - 11/1/43	803,120	802,277
3.50%, 5/1/42 - 12/1/43	485,099	500,449
4.00%, 1/1/26 - 9/1/42	483,093	512,777
4.50%, 5/1/19 - 9/1/42	489,917	529,720
5.00%, 3/1/18 - 2/1/42	492,503	545,332
5.50%, 11/1/16 - 5/1/39	307,053	343,881
6.00%, 5/1/16 - 5/1/42	273,570	308,204
6.50%, 11/1/15 - 5/1/38	36,532	41,458
7.00%, 10/1/29 - 4/1/37	135	147
8.00%, 5/1/15	1	1
Federal National Mortgage Assn., ARM		
1.987%, 12/1/35	144	152
2.227%, 7/1/36	3,770	4,043
2.25%, 9/1/37	787	840
2.265%, 11/1/35	1,777	1,894
2.314%, 9/1/37	2,152	2,301
2.441%, 8/1/36	1,428	1,525
2.665%, 12/1/36	1,494	1,604
5.845%, 9/1/36	332	361
Federal National Mortgage Assn., CMO, 7.60%, 10/25/19	7	8
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/1/32	158	33
Federal National Mortgage Assn., TBA		
2.50%, 1/1/28 - 1/1/43	63,475	62,012

3.00%, 1/1/27	36,875	38,327
3.50%, 1/1/41	121,665	124,853
4.00%, 1/1/26 - 1/1/41	139,155	147,439
4.50%, 1/1/35	263,585	284,919
5.00%, 1/1/35	32,675	36,098
		5,389,952

U.S. Government Obligations 5.1%

Government National Mortgage Assn.		
2.50%, 7/20/27 - 7/20/43	195,122	189,745
3.00%, 8/20/42 - 6/20/43	178,174	179,798
3.50%, 9/15/41 - 2/20/43	106,687	111,128
4.00%, 9/20/40 - 7/20/42	151,339	161,888
4.50%, 7/15/26 - 3/20/41	178,322	194,511
5.00%, 8/15/33 - 3/20/41	79,481	87,811
5.50%, 1/20/29 - 12/20/39	51,033	57,017
6.00%, 7/15/16 - 7/20/39	996	1,100
6.50%, 9/15/25 - 12/20/33	306	350
7.00%, 12/20/23 - 11/20/28	973	1,054
7.50%, 9/15/16 - 5/15/32	240	267
8.00%, 7/15/16 - 5/15/32	754	836
8.50%, 11/15/16 - 9/20/26	81	85
9.00%, 7/20/16 - 11/15/19	18	18
9.50%, 2/15/25	9	9
10.25%, 11/15/20	37	38
11.00%, 8/15/15 - 2/15/18	51	52
11.50%, 10/15/15	7	7
Government National Mortgage Assn., CMO, IO		
4.00%, 2/20/43	19,095	3,918
4.50%, 3/20/36 - 12/20/39	97,352	14,385

Government National Mortgage Assn., CMO, PO, Zero Coupon 3/16/28	153	148
Government National Mortgage Assn., TBA		
3.00%, 1/1/43	48,280	48,574
3.50%, 1/1/42	163,605	170,149
4.50%, 1/1/39	48,620	52,964
		1,275,852
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $6,595,802)		6,665,804

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 18.0%

U.S. Government Agency Obligations 0.4% (4)		
Federal Home Loan Bank, 5.25%, 6/18/14	13,315	13,345
Federal Home Loan Mortgage, 5.00%, 7/15/14	9,440	9,496
Federal National Mortgage Assn., 4.375%, 10/15/15	19,410	20,514
Federal National Mortgage Assn., 4.625%, 10/15/14	17,345	17,637
Federal National Mortgage Assn., 5.00%, 3/15/16	12,175	13,197
Federal National Mortgage Assn., 7.125%, 1/15/30	9,820	14,341
		88,530
U.S. Treasury Obligations 17.6%		
U.S. Treasury Bonds, 3.125%, 2/15/43	591,430	570,822
U.S. Treasury Bonds, 3.75%, 11/15/43	35,310	38,223
U.S. Treasury Bonds, 4.625%, 2/15/40 (5)	128,885	160,824
U.S. Treasury Bonds, 5.375%, 2/15/31	127,435	167,995
U.S. Treasury Inflation-Indexed Bonds, 1.375%, 2/15/44	115,634	126,078
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/24	239,165	247,947
U.S. Treasury Inflation-Indexed Notes, 1.625%, 1/15/15	118,589	120,795
U.S. Treasury Inflation-Indexed Notes, 2.00%, 7/15/14	205,228	206,515
U.S. Treasury Notes, 0.625%, 11/30/17	792,470	781,574
U.S. Treasury Notes, 0.875%, 2/28/17	801,065	804,945

U.S. Treasury Notes, 1.25%, 10/31/18	797,615	793,627
U.S. Treasury Notes, 2.625%, 4/30/16 (5)	338,210	352,954
U.S. Treasury Stripped Interest Payment, Zero Coupon, 5/15/20	28,225	25,211
		4,397,510
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $4,354,272)		4,486,040

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 6.4%

Government Guaranteed 0.2%

KfW, 0.50%, 4/19/16	41,170	41,251
		41,251

Local Authorities 0.4%

Province of Manitoba, 1.30%, 4/3/17	29,720	29,944
Province of Manitoba, 3.05%, 5/14/24	11,090	11,250
Province of Ontario, 1.20%, 2/14/18	15,235	15,104
Province of Ontario, 1.60%, 9/21/16	36,370	37,046
		93,344

Owned No Guarantee 1.9%

CNOOC Curtis Funding, 4.50%, 10/3/23 (1)	15,440	16,321
CNOOC Finance 2013, 1.75%, 5/9/18	9,650	9,515
CNOOC Finance 2014, 4.25%, 4/30/24	10,100	10,431
Codelco, 4.50%, 8/13/23 (1)(2)	11,450	12,229
Codelco, 7.50%, 1/15/19 (1)	17,570	21,498
Comision Federal de Electricidad, 4.875%, 1/15/24 (1)	5,190	5,514
Dubai Electricity & Water, 7.375%, 10/21/20	5,000	6,156
Ecopetrol, 4.25%, 9/18/18 (2)	21,060	22,587
Ecopetrol, 5.875%, 5/28/45	5,535	5,729
Electricite de France, 4.60%, 1/27/20 (1)	26,190	29,187
Export-Import Bank of India, 4.00%, 8/7/17	4,975	5,258

Export-Import Bank of India, 4.00%, 1/14/23	15,425	15,257
Israel Electric, 6.875%, 6/21/23 (1)	4,000	4,539
Israel Electric, 7.25%, 1/15/19	5,500	6,229
Pemex Project Funding Master Trust, 6.625%, 6/15/35	6,435	7,561
Pertamina, 6.45%, 5/30/44 (1)	14,460	14,749
Perusahaan Gas Negara, 5.125%, 5/16/24 (1)	7,275	7,339
Petrobras Global Finance, 3.00%, 1/15/19	8,733	8,563
Petrobras Global Finance, 4.375%, 5/20/23 (2)	18,880	18,066
Petrobras International, 5.75%, 1/20/20	39,250	41,899
Petrobras International, 5.875%, 3/1/18 (2)	10,115	11,051
Petrobras International, 7.875%, 3/15/19	12,355	14,502
Petroleos Mexicanos, 3.50%, 7/18/18 (2)	21,225	22,095
Petroleos Mexicanos, 4.875%, 1/24/22	35,685	38,451
Petroleos Mexicanos, 5.50%, 6/27/44	25,640	26,570
Petroleos Mexicanos, 6.50%, 6/2/41	40,045	47,013
Ras Laffan Lending, 5.832%, 9/30/16 (1)	1,870	1,992
Sberbank Capital, 4.95%, 2/7/17	5,000	5,215
Sberbank Capital, 5.717%, 6/16/21	4,500	4,688
Statoil, 1.95%, 11/8/18	23,305	23,573
Swedish Export Credit, 5.125%, 3/1/17	9,345	10,412
Turkiye Halk Bankasi, 4.75%, 6/4/19 (1)	5,295	5,298
Turkiye Halk Bankasi, 4.875%, 7/19/17	4,000	4,153
		483,640
Sovereign 1.6%		
Government of Bermuda, 4.138%, 1/3/23 (1)	16,695	16,758
Government of Bermuda, 4.854%, 2/6/24 (1)(2)	10,220	10,693
Government of Bermuda, 5.603%, 7/20/20 (1)	28,315	31,599
Kingdom of Morocco, 4.25%, 12/11/22 (1)	34,655	34,906
Republic of Brazil, 4.875%, 1/22/21	4,635	5,122
Republic of Brazil, 5.625%, 1/7/41	11,665	12,656

Republic of Colombia, 2.625%, 3/15/23	23,255	21,918
Republic of Iceland, 5.875%, 5/11/22	19,860	21,797
Republic of Indonesia, 4.875%, 5/5/21 (1)	22,620	24,147
Republic of Indonesia, 11.625%, 3/4/19 (1)	8,605	11,886
Republic of Poland, 3.00%, 3/17/23	28,855	28,148
Republic of Poland, 5.00%, 3/23/22	41,535	46,675
Republic of Romania, 4.875%, 1/22/24 (1)	5,198	5,562
Republic of Slovenia, 4.125%, 2/18/19 (1)	14,900	15,626
Republic of Slovenia, 5.85%, 5/10/23 (1)	9,330	10,473
Republic of South Africa, 5.50%, 3/9/20	12,045	13,400
Republic of South Africa, 5.875%, 9/16/25	18,450	20,811
Republic of South Africa, 6.875%, 5/27/19	11,710	13,730
Republic of Turkey, 5.75%, 3/22/24	46,265	50,776
		396,683
Treasuries 2.3%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21 (BRL)	177,260	72,405
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23 (BRL)	58,526	23,460
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/17 (BRL)	10,957	12,056
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 8/15/20 (BRL)	16,983	18,622
Brazil Notas do Tesouro Nacional, Inflation-Indexed 6.00%, 5/15/45 (BRL)	6,140	6,651
Government of the United Kingdom, 1.25%, 7/22/18 (GBP)	80,485	132,967
Malaysia, 3.492%, 3/31/20 (MYR)	34,948	10,651
Malaysia, 3.889%, 7/31/20 (MYR)	35,598	11,079
Mexican Udibonos, 7.75%, 11/13/42 (MXN)	247,000	21,442
Mexican Udibonos, Inflation-Indexed, 4.00%, 6/13/19 (MXN)	282,958	24,740
Republic of Ireland, 4.50%, 4/18/20 (EUR)	28,515	45,220
Republic of Ireland, 5.40%, 3/13/25 (EUR)	18,930	31,919
Republic of South Africa, 6.75%, 3/31/21 (ZAR)	810,055	71,797

Republic of South Africa, 8.25%, 9/15/17 (ZAR)	246,365	23,902
United Mexican States, 6.50%, 6/10/21 (MXN)	441,285	36,594
United Mexican States, 8.50%, 11/18/38 (MXN)	450,345	42,205
		585,710
Total Foreign Government Obligations & Municipalities (Cost $1,547,859)		1,600,628

MUNICIPAL SECURITIES 2.7%

California 0.3%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	9,550	12,884
California, 5.00%, 4/1/43	3,670	4,035
California EFA, Stanford Univ., 5.25%, 4/1/40	10,220	13,645
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	3,420	4,314
Los Angeles Airport, Build America, 7.053%, 5/15/40	11,095	13,844
Los Angeles Dept. of Water & Power, Waterworks 5.00%, 7/1/43	22,325	24,698
San Diego County Water Auth., Build America, 6.138%, 5/1/49	5,005	6,514
		79,934
Colorado 0.1%		
Denver School Dist. No. 1, COP, 4.242%, 12/15/37	12,140	11,762
Regional Transportation Dist., 5.00%, 11/1/38	11,410	12,726
		24,488
District of Columbia 0.1%		
District of Columbia, Income Tax, 5.25%, 12/1/34	11,265	12,979
District of Columbia, Income Tax, Build America 5.591%, 12/1/34	2,205	2,636
		15,615
Florida 0.2%		
Florida, DOT Right of Way, 5.00%, 7/1/23	7,195	8,609
Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, 1.298%, 7/1/16	21,700	21,964

Florida Board of Administration Fin. Corp., Hurricane Catastrophe Fund, 2.995%, 7/1/20	24,125	24,474
		55,047
Georgia 0.1%		
Georgia, 5.00%, 7/1/25	9,960	12,057
		12,057
Illinois 0.1%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	8,040	10,086
Chicago Transit Auth., Regional Transportation Auth. 6.899%, 12/1/40	7,490	9,161
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	13,505	16,003
		35,250
Kansas 0.0%		
Kansas Dev. Fin. Auth., Public Employee Retirement 5.501%, 5/1/34 (6)	2,760	3,054
		3,054
Maryland 0.1%		
Maryland, State & Local Fac., 5.00%, 3/1/24	10,940	13,099
Maryland Transportation Auth., Build America, 5.754%, 7/1/41	6,360	7,808
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	6,235	7,828
		28,735
Massachusetts 0.1%		
Massachusetts, Build America, 4.50%, 8/1/31	14,885	16,170
		16,170
Minnesota 0.1%		
Minnesota, 5.00%, 3/1/27	11,400	13,320
		13,320

New York 0.6%		
Metropolitan Transportation Auth. of New York, Dedicated Tax Fund, Build America, 7.336%, 11/15/39	6,270	9,133
New York City, Build America, 5.846%, 6/1/40	15,785	19,396
New York City, Build America, 6.271%, 12/1/37	7,595	9,637
New York City Municipal Water Fin. Auth., Build America 5.952%, 6/15/42	4,790	6,109
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	12,580	15,085
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/24	7,190	8,521
New York City Transitional Fin. Auth., Future Tax, 5.00%, 2/1/25	7,255	8,531
New York State Urban Dev. Corp., Personal Income Tax 5.00%, 3/15/43	32,605	35,940
Port Auth. of New York & New Jersey, 4.458%, 10/1/62	31,380	31,427
Tompkins County IDA, Cornell Univ., 5.00%, 7/1/37	11,565	12,843
		156,622
Ohio 0.0%		
JobsOhio Beverage System, Liquid Profit, 4.532%, 1/1/35	10,650	10,822
		10,822
Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	1,405	1,712
		1,712
Pennsylvania 0.2%		
Philadelphia IDA, 3.964%, 4/15/26	46,450	46,307
		46,307
South Carolina 0.1%		
South Carolina Public Service Auth., 4.322%, 12/1/27	19,305	20,007
		20,007

Texas 0.3%		
Texas Transportation Commission, Build America 5.178%, 4/1/30	25,790	30,428
Univ. of Texas System, Board of Regents, 5.00%, 8/15/43	28,235	31,704
		62,132
Utah 0.0%		
Utah Transit Auth., Build America, 5.937%, 6/15/39	7,195	8,990
		8,990
Virginia 0.2%		
Univ. of Virginia, 5.00%, 6/1/43	6,890	7,807
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	6,500	7,770
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	37,440	38,552
Virginia Transportation Board, Build America, 5.35%, 5/15/35	2,195	2,553
		56,682
Washington 0.1%		
Washington, 5.00%, 7/1/24	14,000	16,786
		16,786
Total Municipal Securities (Cost $632,193)		663,730
CONVERTIBLE PREFERRED STOCKS 0.1%		
Communications 0.1%		
American Tower (7)	200	21,310
Total Convertible Preferred Stocks (Cost $20,011)		21,310
BOND MUTUAL FUNDS 2.7%		
T. Rowe Price Institutional Floating Rate Fund, 3.83% (8)(9)	30,904	317,385
T. Rowe Price Institutional High Yield Fund, 4.72% (8)(9)	35,899	356,479
Total Bond Mutual Funds (Cost $629,800)		673,864

SHORT-TERM INVESTMENTS 8.1%		
Money Market Funds 8.1%		
T. Rowe Price Reserve Investment Fund, 0.06% (8)(10)	2,015,296	2,015,296
Total Short-Term Investments (Cost $2,015,296)		2,015,296
SECURITIES LENDING COLLATERAL 0.3%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.3%		
Short-Term Funds 0.3%		
T. Rowe Price Short-Term Reserve Fund, 0.04% (8)(10)	7,745	77,447
Total Investments through Securities Lending Program with State Street Bank and Trust Company		77,447
Total Securities Lending Collateral (Cost $77,447)		77,447
Total Investments in Securities		
104.7% of Net Assets (Cost $25,397,338)		**$ 26,108,063**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $2,392,945 and represents 9.6% of net assets.

(2) All or a portion of this security is on loan at May 31, 2014 -- total value of such securities at period-end amounts to $75,031. See Note 4.

(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.

(4) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.

(5) At May 31, 2014, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(6) Insured by Assured Guaranty Municipal Corp.

(7) Non-income producing

(8) Affiliated Companies

(9) SEC 30-day yield

(10) Seven-day yield

ARM Adjustable Rate Mortgage

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	6/20/14	PLN	170,480	USD	55,587	$ 542
Barclays Bank	6/30/14	USD	4,844	ZAR	51,515	(3)
Citibank	6/20/14	PLN	497,320	USD	162,928	812
Citibank	6/23/14	USD	87,027	AUD	96,080	(2,266)
Citibank	7/10/14	USD	367,046	EUR	267,870	1,918
Citibank	7/24/14	USD	56,376	GBP	33,540	179
Citibank	8/15/14	MXN	2,560,150	USD	196,980	1,009
Citibank	8/19/14	USD	201,403	GBP	119,990	395
Citibank	8/29/14	USD	122,644	JPY	12,515,850	(370)
Credit Suisse	6/3/14	BRL	19,365	USD	8,520	124
Credit Suisse	6/3/14	USD	199,904	BRL	479,710	(14,223)
Credit Suisse	7/8/14	USD	18,605	RUB	678,180	(675)
Deutsche Bank	6/30/14	USD	9,494	ZAR	102,950	(192)
Deutsche Bank	7/9/14	USD	31,872	ZAR	334,290	467
Deutsche Bank	8/4/14	NOK	360,605	USD	59,960	213
Deutsche Bank	8/4/14	SEK	392,005	USD	59,694	(1,174)
Deutsche Bank	8/4/14	USD	155,402	EUR	112,420	2,161
Deutsche Bank	8/4/14	USD	60,031	NOK	360,605	(143)
Goldman Sachs	6/20/14	PLN	60,015	USD	19,737	23
Goldman Sachs	7/9/14	USD	52,174	ZAR	557,765	(226)
HSBC Bank	6/23/14	AUD	62,870	USD	58,089	340
HSBC Bank	8/1/14	USD	59,951	NZD	70,660	254
HSBC Bank	8/5/14	USD	21,578	MYR	70,835	(368)
HSBC Bank	8/13/14	HKD	590,500	USD	76,193	(19)
Morgan Stanley	6/3/14	BRL	102,615	USD	45,690	114
Morgan Stanley	6/3/14	BRL	357,730	USD	159,829	(150)
Morgan Stanley	7/8/14	RUB	678,180	USD	18,705	575
Morgan Stanley	8/4/14	USD	110,274	BRL	254,215	(1,275)
Royal Bank of Canada	6/23/14	USD	57,407	AUD	64,055	(2,123)
Royal Bank of Canada	8/1/14	USD	59,836	CAD	65,790	(752)
Standard Chartered	6/4/14	HKD	501,640	USD	64,651	53
Standard Chartered	6/4/14	USD	64,704	HKD	501,640	1
Standard Chartered	7/10/14	HKD	2,219,755	USD	286,259	72
Standard Chartered	8/4/14	USD	63,041	JPY	6,445,145	(296)
Standard Chartered	9/3/14	HKD	574,660	USD	74,134	(2)
Net unrealized gain (loss) on open forward currency exchange contracts						$ (15,005)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/14	Value 5/31/13
T. Rowe Price Institutional Floating Rate Fund, 3.83%	$ 14,054	$ 26,715	$ 14,005	$ 317,385	$ 330,908
T. Rowe Price Institutional High Yield Fund, 4.72%	89,517	37,773	22,930	356,479	305,157
T. Rowe Price Short-Term Reserve Fund, 0.04%	¤	¤	—^	77,447	83,276
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	592	2,015,296	1,671,866
Totals			$ 37,527	$ 2,766,607	$ 2,391,207

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 2,722,543
Dividend income	37,527
Interest income	—
Investment income	$ 37,527
Realized gain (loss) on securities	$ 267
Capital gain distributions from mutual funds	$ 9,018

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $25,397,338)	$ 26,108,063
Receivable for investment securities sold	582,336
Interest receivable	149,050
Receivable for shares sold	16,117
Unrealized gain on forward currency exchange contracts	9,252
Variation margin receivable on futures contracts	1,212
Unrealized gain on bilateral swaps	754
Bilateral swap premiums paid	140
Due from affiliates	1
Foreign currency (cost $1)	1
Other assets	1,626
Total assets	26,868,552
Liabilities	
Payable for investment securities purchased	1,802,088
Obligation to return securities lending collateral	77,447
Unrealized loss on forward currency exchange contracts	24,257
Payable for shares redeemed	19,435
Investment management fees payable	8,842
Bilateral swap premiums received	2,352
Due to affiliates	1,097
Unrealized loss on bilateral swaps	562
Other liabilities	2,413
Total liabilities	1,938,493
NET ASSETS	**$ 24,930,059**
Net Assets Consist of:	
Overdistributed net investment income	$ (52,233)
Accumulated undistributed net realized loss	(266,077)
Net unrealized gain	690,581
Paid-in capital applicable to 2,604,127,813 shares of $1.00 par value capital stock outstanding; 6,000,000,000 shares authorized	24,557,788
NET ASSETS	**$ 24,930,059**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/14	5/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 554,818	$ 440,892
Net realized gain (loss)	(218,803)	380,344
Change in net unrealized gain / loss	239,007	(354,069)
Increase in net assets from operations	575,022	467,167
Distributions to shareholders		
Net investment income		
Investor Class	(620,410)	(565,433)
Advisor Class	(1,021)	(1,446)
R Class	(144)	(209)
Net realized gain		
Investor Class	(162,510)	(184,252)
Advisor Class	(282)	(462)
R Class	(48)	(91)
Decrease in net assets from distributions	(784,415)	(751,893)
Capital share transactions*		
Shares sold		
Investor Class	8,734,149	7,343,891
Advisor Class	16,503	20,453
R Class	3,228	2,916
Distributions reinvested		
Investor Class	775,943	745,915
Advisor Class	1,106	1,760
R Class	191	297
Shares redeemed		
Investor Class	(6,090,285)	(3,559,833)
Advisor Class	(24,990)	(38,104)
R Class	(3,679)	(6,528)
Increase in net assets from capital share transactions	3,412,166	4,510,767
Net Assets		
Increase during period	3,202,773	4,226,041
Beginning of period	21,727,286	17,501,245
End of period	**$ 24,930,059**	**$ 21,727,286**

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973; the New Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the New Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance On June 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2014:

There were no material transfers between Levels 1 and 2 during the year ended May 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2014, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31, 2014, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of May 31, 2014, securities valued at $19,835,000 had been posted by the fund to counterparties for bilateral derivatives. As of May 31, 2014, collateral pledged by counterparties to the fund for bilateral derivatives consisted of securities valued at $3,511,000. As of May 31, 2014, securities valued at $14,755,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 8% and 10% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 3% and 12% of net assets.

Options The fund is subject to interest rate risk and/or foreign currency exchange rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying security values and/or interest rates and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the year ended May 31, 2014, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 3% of net assets.

Swaps The fund is subject to credit risk, in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets, and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2014, the notional amount of protection sold by the fund totaled $62,260,000 (0.2% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended May 31, 2014, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of May 31, 2014, no collateral had been posted by the fund to counterparties for TBAs. Collateral pledged by counterparties to the fund for TBAs consisted of $9,197,000 cash.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities but may close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At May 31, 2014, the value of loaned securities was $75,031,000; the value of cash collateral and related investments was $77,447,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $7,102,105,000 and $5,451,344,000, respectively, for the year ended May 31, 2014. Purchases and sales of U.S. government securities aggregated $21,563,143,000 and $20,873,466,000, respectively, for the year ended May 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of net currency losses and the character of paydown gains and losses on asset-backed securities. For the year ended May 31, 2014, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2014 and May 31, 2013, were characterized for tax purposes as follows:

At May 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or certain derivative contracts, for tax purposes.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.15% of the fund’s average daily net assets. Effective May 1, 2014, through April 30, 2016, Price Associates has agreed to reduce the fund’s individual fee to 0.0.1275% for the portion of average daily net assets in excess of $20 billion. This contractual arrangement will renew automatically for one year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2014, the effective annual group fee rate was 0.29%.

The R Class is also subject to a contractual expense limitation through September 30, 2014. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, expenses in the amount of $5,000 were reimbursed by Price Associates during the year ended May 31, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $22,000 remain subject to repayment at May 31, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended May 31, 2014, expenses incurred pursuant to these service agreements were $223,000 for Price Associates; $1,185,000 for T. Rowe Price Services, Inc.; and $729,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended May 31, 2014, the fund was charged $364,000 for shareholder servicing costs related to the college savings plans, of which $277,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2014, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2014, the fund was allocated $2,007,000 of Spectrum Funds’ expenses and $24,753,000 of Retirement Funds’ expenses. Of these amounts, $12,789,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At May 31, 2014, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 67% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price fund(s) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying T. Rowe Price fund’s net assets. Each underlying T. Rowe Price fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying T. Rowe Price fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying T. Rowe Price fund related to the fund’s investment therein. The accompanying Statement of Operations reflects management fees permanently waived pursuant to this agreement. Annual fee rates and management fees waived related to investments in the underlying T. Rowe Price fund(s) for the year ended May 31, 2014, are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price
New Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Income Fund, Inc. (the “Fund”) at May 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2014

Tax Information (Unaudited) for the Tax Year Ended 5/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $162,840,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the R Class). At the meeting on April 30, 2014, the Board determined that it was appropriate for the Advisor to implement a voluntary fee waiver arrangement for the individual fund fee rate that it charges the fund. The arrangement would allow breakpoints so that the individual fund fee rate would decline at certain asset levels based on the fund’s average daily net assets. The Board concluded that the advisory fee structure for the fund, including the implementation of voluntary breakpoints, continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, the total expense ratio (for the Advisor Class) was at or below the median for comparable funds, and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to present); Director, IBM (2007 to present)
[159]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1980	present); Director and Member of the Advisory Board, Deutsche
[159]	Bank North America (2004 to present); Director, Under Armour
(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[159]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[159]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2013	Syniverse Holdings, Inc. (2008 to 2011)
[159]

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[159]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human Resources
(1956)	and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)
2013
[159]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[159]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisors (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[159]	General Growth Properties, Inc. (2010 to 2013); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present); Director, Hilton Worldwide
(2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[159]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[159]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price,
(1970)	T. Rowe Price Group, Inc., and T. Rowe Price International
2010
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Income Fund	Principal Occupation(s)

Steven E. Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Christopher P. Brown, Jr., CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Steven C. Huber, CFA, FSA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Andrew C. McCormick (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

David A. Tiberii, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,759,000 and $1,794,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 17, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 17, 2014